UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report: November 21, 2016
(Date of earliest event reported)

Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2896096 (I.R.S. Employer I. D. No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm

On November 21, 2016, Maxim Integrated Products, Inc. (the “Company”) notified Deloitte & Touche LLP (“Deloitte”) of its dismissal as the Company’s independent registered public accounting firm effective immediately. The dismissal of Deloitte was approved by the audit committee of the board of directors of the Company (the “Audit Committee”).

Deloitte’s reports on the Company’s consolidated financial statements for each of the fiscal years ended June 25, 2016 and June 27, 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended June 25, 2016 and June 27, 2015 and in the subsequent interim period preceding Deloitte’s dismissal, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedure which, disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the matter in their reports.

The Company has requested Deloitte to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter dated November 28, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm

On November 21, 2016, the Company selected PricewaterhouseCoopers LLC (“PwC”) as its new independent registered public accounting firm. The decision to engage and appoint PwC as the Company’s independent registered public accounting firm was approved by the Audit Committee.

During the Company’s two most recent fiscal years ended June 25, 2016 and June 27, 2015, and during the subsequent interim periods preceding PwC’s engagement, neither the Company nor anyone acting on its behalf consulted with PwC on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP to the SEC dated November 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2016

Maxim Integrated Products, Inc.

By:	/s/ Bruce E. Kiddoo
Bruce E. Kiddoo
Senior Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP to the SEC dated November 28, 2016.